UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street,
Philadelphia, Pennsylvania, 19102
(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Modification to Severance Arrangements with Named Executive Officers other than Mr. Thornberry

On November 12, 2019, the Compensation and Human Resources Committee of the Board of Directors of Radian Group Inc. (the “Company”) approved a modification to the Company’s severance agreements with its Named Executive Officers other than Richard G. Thornberry (the “NEOs”), to increase the severance multiple that would apply in the event of a Qualifying Termination Event (as defined below) from 100% to 150%. In all other respects, the severance agreements between the Company and its NEOs will remain unchanged.

The approved modification to the severance agreements provides that if an NEO’s employment is terminated by the Company for any reason other than “cause” or “disability” or is terminated by the executive officer for “good reason” (each, a “Qualifying Termination Event”), the NEO will receive the following cash severance amounts:

(i)	150% of the NEO’s annual base salary, as described below, at the time of termination, to be paid in accordance with the Company’s normal payroll practices;

(ii)	150% of the NEO’s target incentive award under the Radian Group Inc. STI/MTI Incentive Plan for Executive Employees (the “STI Plan”), or any successor plan, for the year in which the termination occurs, to be paid in one lump sum payment on the 30th day following the termination date; and

(iii)	A prorated target incentive award under the STI Plan in an amount equal to the NEO’s target incentive award for the year in which the termination occurs multiplied by a fraction, the numerator of which is the number of days that the executive officer was employed by the Company during the year of termination and the denominator of which is 365, to be paid in one lump sum payment on the 30th day following the termination date.

The foregoing summary of the modification to the Company’s severance agreements with its NEOs is not a complete description of all of the terms and conditions of the agreements, and is qualified in its entirety by reference to the full text of the form of agreement, which the Company plans to file as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)
Date: November 18, 2019
	By:	/s/ Edward J. Hoffman
Edward J. Hoffman